UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2024 (October 23, 2024)

Nano Nuclear Energy Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42044	88-0861977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Times Square, 30th Floor

New York, New York

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 634-9206

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

October 2024 Firm Commitment Public Offering

On October 23, 2024, Nano Nuclear Energy Inc., a Nevada corporation, (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with The Benchmark Company, LLC (“Underwriter”), acting as the sole book-running manager of a firm commitment underwritten public offering (the “Offering”) of the Company’s units (the “Units”), with each Unit consisting of one (1) share of common stock, par value $0.0001 per share (the “Common Stock”) and a 2024 B Common Stock purchase warrant to purchase up to one-half (0.5) of a share of common stock (the “Warrant”, or collectively, the “Warrants”).

Pursuant to the Underwriting Agreement, the Company agreed to sell to the Underwriter 2,117,646 Units, consisting of 2,117,646 shares of Common Stock and 2,117,646 Warrants to purchase up to 1,058,823 shares of Common Stock based on an offering price of $17.00 per Unit (the “Public Offering Price”), less an underwriting discount equal to seven percent (7%) of the gross proceeds of the Offering and a non-accountable expense allowance equal to one percent (1%) of the gross proceeds of the Offering. $16.99 of the Public Offering Price has been allocated to the shares of Common Stock issued in the Offering, and $0.01 of the Public Offering Price has been allocated to the Warrants issued in the Offering. The Underwriting Agreement contains customary representations, warranties and agreements, including related to indemnification, contribution, and reimbursement to the Underwriter of customary expenses incurred in connection with the Offering.

The Units have no stand-alone rights and will not be certificated or issued as stand-alone securities. The shares of Common Stock and the Warrants underlying the Units are immediately separable and were issued separately in the Offering. The Company does not intend to apply for any listing of the Warrants on any national securities exchange or other trading market, and it does not believe any such market will develop.

In connection with the Offering, on October 23, 2024, the Company entered into a Warrant Agent Agreement (the “Warrant Agent Agreement”) with VStock Transfer, LLC (“VStock”), which governs the terms of the Warrants and pursuant to which VStock agreed to act as warrant agent with respect to the Warrants sold in the Offering. The Warrants have an exercise price of $17.00 per whole share and are exercisable from the initial issuance date until October 25, 2029. The Warrants may only be exercised for cash, except in the case where the shares of Common Stock underlying the Warrants are not registered for public resale, in which case the Warrants may be exercised on a “cashless” basis. The Warrants are registered securities, which were issued by the Company on October 25, 2024 pursuant to a global warrant, the form of which is an exhibit to the Warrant Agent Agreement (the “Global Warrant”). Pursuant to the Global Warrant, the Warrants shall initially be issued and maintained in the form of a security held in book-entry form and the Depository Trust Company or its nominee (“DTC”) or its nominee shall initially be the sole registered holder of the Warrants, subject to a Warrant holder’s right to elect to receive a Warrant in certificated form pursuant to the terms of the Warrant Agent Agreement. The holder of the Warrants will not have the right to exercise any portion of the Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the exercise. The Warrants are subject to customary stock-based, but not priced-based, anti-dilution protection.

Pursuant to the Underwriting Agreement, the Company granted the Underwriter an option (the “Over-Allotment Option”), exercisable for 30 days from October 23, 2024, to purchase up to an additional 317,646 shares of Common Stock and/or 317,646 Warrants to purchase up to 158,823 shares of Common Stock at the Public Offering Price, less the underwriting discount and non-accountable allowance described above, in order to cover over-allotments in the Offering. On October 23, 2024, the Underwriter partially exercised the Over-Allotment Option to purchase 317,646 Warrants (to purchase up to 158,823 shares of Common Stock) at a price of $0.01 per Warrant. The Underwriter retains an Over-Allotment Option through November 22, 2024 to purchase an additional 317,646 shares of Common Stock.

On October 25, 2024, the Company consummated the closing of the Offering, including the partial exercise and closing of the Over-Allotment Option with respect to 317,646 Warrants (to purchase up to 158,823 shares of Common Stock) as described above, generating gross proceeds of approximately $36 million, and net proceeds (after deducting underwriting discounts and offering expenses) of approximately $32.6 million.

The Units were offered by the Company pursuant to a Registration Statement on Form S-1 (File No. 333-282750), which was originally filed with the Securities and Exchange Commission (the “Commission”) on October 21, 2024, and declared effective by the Commission on October 23, 2024, and a Registration Statement on Form S-1 (File No. 333-282797) filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which was filed with the Commission and became effective on October 23, 2024 (the “Registration Statement”). The final prospectus relating to the Offering was filed with the Commission on October 24, 2024.

Pursuant to the Underwriting Agreement, as partial compensation for its services, on October 25, 2024, the Company issued to the Underwriter a warrant (the “Underwriter’s Warrant”) to purchase up to 105,882 shares of Common Stock (or 5% of the shares of Common Stock included as part of the Units sold by the Company in the Offering). The Underwriter’s Warrant is exercisable at a per share exercise price of $21.25 equal to 125% of the public offering price for one Unit and is exercisable at any time and from time to time, in whole or in part, for a term of four-and-a-half-year period commencing six months after the closing of the Offering and terminating on October 25, 2029. The shares of Common Stock underlying the Underwriter’s Warrant are registered for public resale pursuant to the Registration Statement but do not provide for ongoing registration rights. The Underwriter’s Warrants may be exercised for cash or on a “cashless” basis and are subject to customary stock-based, but not priced-based, anti-dilution protection.

The foregoing summary of the terms of the Underwriting Agreement, the Warrant Agent Agreement (including Global Warrant) and the Underwriter’s Warrant are subject to, and qualified in their entirety by reference to, copies of such agreements that are filed as Exhibits 1.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 23, 2024, by and between the Company and The Benchmark Company, LLC
4.1	2024 B Warrant Agent Agreement, dated October 23, 2024, by and between the Company and VStock Transfer, LLC
4.2	Underwriter’s Warrant, dated October 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2024	Nano Nuclear Energy Inc.

	By:	/s/ Jaisun Garcha
	Name:	Jaisun Garcha
	Title:	Chief Financial Officer